Presentation to Lenders Presentation to Lenders February 13, 2014 February 13, 2014 Exhibit 99.1

Safe Harbor Statement

This presentation contains forward-looking information that involves risks and uncertainties, including statements about the Company’s plans, objectives, expectations and intentions. Such statements include, without limitation: financial or other information included herein based upon or otherwise incorporating judgments or estimates relating to future performance, events or expectations; the Company’s strategies, positioning, resources, capabilities, and expectations for future performance; and the Company's outlook and financial and other guidance. These forward-looking statements are based upon assumptions made by the
Company as of the date hereof and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated.
Risks and uncertainties that could adversely affect the Company’s business and prospects, and otherwise cause actual results to differ materially from those anticipated, include without limitation: the ability of the Company to successfully manage recent and ongoing leadership and organizational changes, including the ability of the Company to attract, motivate and retain key employees; U.S., European and general worldwide economic conditions and related uncertainties; the
Company’s reliance on third-party reimbursement policies to support the sales and market acceptance of its products, including the possible adverse impact of government regulation and changes in the availability and amount of reimbursement and uncertainties for new products or product enhancements; uncertainties regarding the recently enacted or future healthcare reform legislation, including associated tax provisions, or budget reduction or other cost containment efforts;
changes in guidelines, recommendations and studies published by various organizations that could affect the use of the Company’s products; uncertainties inherent in the development of new products and the enhancement of existing products, including FDA approval and/or clearance and other regulatory risks, technical risks, cost overruns and delays; the risk that products may contain undetected errors or defects or otherwise not perform as anticipated; risks associated with strategic alliances and the ability of the Company to realize anticipated benefits of those alliances; risks associated with acquisitions, including without limitation, the
Company’s ability to successfully integrate acquired businesses, the risks that the acquired businesses may not operate as effectively and efficiently as expected even if otherwise successfully integrated, the risks that acquisitions may involve unexpected costs or unexpected liabilities including the risks and challenges associated with the Company’s recent acquisition of Gen-Probe and operations in China; the risks of conducting business internationally, including the effect of exchange rate fluctuations on those operations; manufacturing risks, including the Company’s reliance on a single or limited source of supply for key components, and the need to comply with especially high standards for the manufacture of many of its products; the Company’s ability to predict accurately the demand for its products, and products under development, and to develop strategies to address its markets successfully; the early stage of market development for certain of the Company’s products; the Company’s leverage risks, including the Company’s obligation to meet payment obligations and financial covenants associated with its debt; risks related to the use and protection of intellectual property; expenses, uncertainties and potential liabilities relating to litigation, including, without limitation, commercial, intellectual property, employment and product liability litigation; technical innovations that could render products marketed or under development by the Company obsolete; competition; and the Company’s ability to attract and retain qualified personnel.
The risks included above are not exhaustive. Other factors that could adversely affect the company's business and prospects are described in the filings made by the
Company with the SEC. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements presented herein to reflect any change in expectations or any change in events, conditions or circumstances on which any such statements are based.
Hologic, Aptima, Cervista, Dimensions, Gen-Probe, MyoSure, NovaSure, Panther, ThinPrep, TMA and associated logos, as may be used throughout this presentation, are trademarks and/or registered trademarks of Hologic, Inc. and/or its subsidiaries in the United States and/or other countries.

Hologic, Inc. ("Hologic" or "the Company") (NASDAQ: HOLX) is a leading developer, manufacturer and supplier of premium diagnostics products, medical imaging systems and surgical products, with an emphasis on serving the healthcare needs of women
Hologic has continued to demonstrate consistent financial performance
Hologic has continued to generate strong cash flow
Hologic is seeking to reprice its Term Loan B
Transaction Overview
(1) See the definition of non-GAAP financial measures and the reconciliation of GAAP to non-GAAP in the Appendix. The Company’s GAAP net loss and GAAP net loss per share for the same period were $5.4 million and $0.02, respectively
(2) As provided on February 3, 2014.
(3) See the definition in the Appendix.

— For the quarter ended December 28, 2013, the Company generated $612.4 million of revenues, $94.1 million of non-GAAP net income and $213.5 million of adjusted EBITDA. Non-GAAP earnings per share was $0.34 (1) .
— For the quarter ended March 29, 2014, the Company expects to report revenues of approximately $605-$615 million and non-GAAP earnings per share of $0.32-$0.34 (2)
— As of December 28, 2013, Hologic had total secured leverage of 2.2x and net total leverage of 4.3x
— Hologic has deleveraged from total secured leverage of 2.8x and net total leverage of 5.3x at the time of the original deal in July 2012
— During the quarter ended December 28, 2013, net cash provided by operating activities was $149.3 million and adjusted net cash provided by operating activities was $180.5 million (3)
— During the quarter ended December 28, 2013, $521.3 million of debt was repaid

Pro Forma Capitalization
Amounts as of December 28, 2013
($ in millions)

Source:  Public filings.
(1)
Principal amount is $450 million. Principal amount listed net of unamortized discount. Conversion price of approximately $23.03 per share.
(2)
Principal amount is $500 million. Principal amount listed net of unamortized discount. Conversion price of approximately $31.18 per share.
(3)
Principal amount is $370 million. Principal amount listed net of unamortized discount. Conversion price of approximately $38.59 per share.
(4)
Debt net of $250 million of cash as permitted by Credit Agreement for covenant compliance.
(5)
As defined in the Credit Agreement. Includes an increase to the Company’s adjusted EBITDA of $67 million, as calculated pursuant to the terms of the
Credit Agreement, to reflect the Company’s acquisition of Gen-Probe and certain other adjustments.
Current Pro Forma
Amount Amount Leverage Coupon Floor Maturity Put Date
Cash
$ 449 $ 449
Revolver ($300mm)
- -
- L + 200 - Aug-17
Term Loan A
932 932
1.0 x L + 200 - Aug-17
Extant Term Loan B
1,171 -
- L + 275 1.00% Aug-19
New Term Loan B
- 1,171
1.2 x TBD TBD Aug-19
Total Secured Debt $ 2,103 $ 2,103 2.2 x
Senior Unsecured Notes
1,000 1,000
1.1 x 6.25% Aug-20
Total Guaranteed Debt $ 3,103 $ 3,103 3.3 x
2.00% Exchange Convertible Sr. Notes
(1)
396 396 0.4 x 2.00% Dec-37 Dec-16
2.00% Exchange Convertible Sr. Notes
(2)
467 467 0.5 x 2.00% Mar-42 Mar-18
2.00% Exchange Convertible Sr. Notes
(3)
336 336 0.4 x 2.00% Sep-43 Dec-17
Total Debt $ 4,302 $ 4,302 4.5 x
Net Debt
(4)
$ 4,052 $ 4,052 4.3 x
LTM 12/28/2013 Consolidated Adjusted EBITDA
(5)
$ 951

Consolidated Q1’14 Revenues of $612.4M (unaudited)
Consumables/Service  ~80%
Capital Equipment        ~20%
Total Revenues by Business Segment
47%
Breast Health
$226.5M
37%
GYN Surgical
$78.8M
13%
Skeletal Health
$21.3M
3%

Total Diagnostics
$285.8M
64%
Consumables
20%
Capital
Equipment
16%
Service

•
Early stage of a promising replacement cycle with technology superior to 2D digital
•
Additional peer-reviewed publications further support
adoption
•
Ability to offer class-leading automation to low- and medium-
volume labs
•
Extends molecular diagnostics into hospital labs, the fastest-
growing market segment
•
Menu expansion on the horizon to further sustain growth
Two Exciting Product Cycles
are Just Beginning
Dimensions 3D Breast Tomosynthesis
Panther System

Diagnostics – Leadership in Cytology and
Molecular Diagnostics
•
Premier automated solutions
•
Proprietary chemistries: TMA (Transcription-mediated
amplification) and Invader
•
Extending leadership from cytology into molecular via
Gen-Probe acquisition
•
Validated by #1 or #2 U.S. market share in key segments*
SHARE
* Hologic Estimates 2012
Cervical
Cytology
CT/NG
Testing
Blood
Screening
HPV
Testing

APTIMA HPV

ThinPrep

CerVista HPV
Accurate by Design

HOLOGIC

Comprehensive Cervical Cancer Screening
Solution
• The only FDA approved complete
cervical cancer screening solution
to include liquid-based cytology
+ HPV (high-risk and genotyping)
• All from our ThinPrep vial, the
gold standard in cervical cytology
• Thoughtfully designed HPV
products designed to detect
disease by focusing on genes that
matter most:
•
Both Aptima and Cervista
meet the specific needs of our
customers through greater testing
alternatives

Breast Health – Mammography
Leader in Breast Cancer Screening & Diagnosis
–
Market leadership: ~65% of current
U.S. installed base, ~40% OUS
–
Approximate $4 billion
addressable U.S. market
–
Strong competitive advantages
of 3D Dimensions
• Clinical superiority to 2D
• First-to-market with no U.S. Tomo
competition
–
Substantial replacement
cycle expected
Robust Service Offering
–
Recurring revenue stream
driven by system placements

3D Dimensions Tomosynthesis
Tomosynthesis…uptake ahead of expectations
–
U.S. installed base of ~11,000 digital systems – potential for conversion to Tomo
–
Met initial 3-year unit installation goal in U.S. and on track to reach our Fiscal 2014 goal of shipping over 500 in the U.S.
Superior Next-Generation Digital Mammography

Superiority
over 2D Digital
Mammography
Improved
Tissue
Visualization
and Detection
Lower
Recall Rates

Tomosynthesis Clinical Efficacy
Oslo Tomosynthesis Screening Trial
reported breast cancer screening
with Hologic Tomosynthesis significantly
improves cancer detection (1)
•
• Body of clinical evidence continuing to grow
in invasive
cancer detection
40%
overall in
cancer detection
27%
Compared to 2D, U.S. sites report a significant
reduction in recalls with
Hologic Tomosynthesis
20-40% reduction
in recall rates
(based on site practices)

(1)
Skaane P. et. al. Comparison of Digital Mammography Alone and Digital Mammography Plus Tomosynthesis in a Population-based Screening Program. Radiology. 2013
Jan 7 [Epub ahead of print].
(2)
Philpotts L. et al. Initial Experience With Digital Breast Tomosynthesis in Screening Mammography. Presented at the ARRS 2012, Scientific Session 22 - Breast Imaging:
Screening/Emerging Technologies.
(3)
Destounis S. et al.  Experience with Combination 2D/3D Breast Tomosynthesis vs FFDM in the Screening Environment. Radiological Society of North America annual meeting. Chicago, Il, 2012.
2-3
All age groups and breast densities reported to benefit from the addition of Hologic Tomosynthesis screening
(1)

MyoSure Hysteroscopic Tissue Removal System
•
Minimally-invasive technology to remove fibroids and polyps
•
Dynamic technology in early stages of adoption
•
Potential $300-400 million annual opportunity in the U.S.
•
Product line extensions offer flexibility to spur further adoption
Complemented by a portfolio of surgical
instruments addressing unmet needs in women’s
health on a global basis
•
Including NovaSure, the market leader in treating abnormal
uterine bleeding with ~60% share in the U.S.
MyoSure a Growth Driver
in GYN Surgical

Q1 FY 2014 Overview
Key Performance Metrics
Key Performance Metrics
Q1 FY 2014
Q1 FY 2014
Revenues*
Revenues of $612.4 million
•
Net Income*
GAAP net loss of $5.4 million and
non-GAAP net income of $94.1 million
•
Adjusted EBITDA*
$213.5 million
•
Quarter Ended December 28, 2013 (unaudited)

Revenues down $18.9 million, or 3.0%, vs. Q1’13 (1) (and down $32.2 million or 5.0%
vs. Q1’13 non-GAAP revenues)
Non-GAAP net income down $7.6 million, or 7.5%, vs. Q1’13
Down $14.0 million, or 6.1%, vs. Q1’13
* See the definition of the non-GAAP financial measures and the reconciliation of those measures to the comparable GAAP financial measures in the Appendix.
(1)
On a constant currency basis, total revenues would have decreased to $610.9M*, or 3.2%, compared to Q1’13. The constant currency revenue amount for Q1’14 is a non-GAAP number that reflects what revenues in that quarter would have been had the Company applied the foreign currency exchange rates it used for determining its revenues in Q1’13.

Breakdown of Q1 FY 2014 Revenues of $612.4M (unaudited)
U.S. Revenues ~ 75%
International Revenues ~ 25%
20%
Capital Equipment
64%
Disposables
13%
GYN Surgical
37%
Breast Health
47%
Diagnostic
16%
Service
Four Business Segments
Disposables/Service ~ 80%
Capital Equipment ~ 20%

Amendment Overview Hologic is seeking to reprice its Term Loan B 15 Term Loan B offered at par 101 soft-call refreshed for 6 months

Powered by Innovation. Driven by Passion.
HOLOGIC®

Reconciliation of GAAP to Non-GAAP (unaudited)
In thousands, except earnings per share In thousands, except earnings per share

Three Months Ended Three Months Ended
December 28, 2013 December 28, 2013 December 29, 2012 December 29, 2012
REVENUES
GAAP revenues $612,448 $631,362
Adjustments primarily related to blood screening collaboration - 13,275
Non-GAAP revenues $612,448 $612,448 $644,637 $644,637
EARNINGS PER SHARE
$(0.02) $0.01
Adjustments to net (loss) earnings (as detailed below) 0.36 0.37
$0.34 $0.34 $0.38 $0.38
GROSS MARGINS
GAAP gross margins $305,596 $281,673
Adjustments:
Net adjustments to revenues - 13,275
Amortization of intangible assets 76,666 75,287
Fair value write-up of acquired inventory sold - 29,876
Fair value adjustment to depreciation expense 1,715 1,797
Acquisition and integration-related costs 2,815 1,141
Other 574 -
Non-GAAP gross margins $387,366 $387,366 $403,049 $403,049
GROSS MARGIN PERCENTAGE
GAAP gross margin percentage 49.9% 44.6%
Impact of adjustments above 13.3% 17.9%
Non-GAAP gross margin percentage 63.2% 63.2% 62.5% 62.5%
Continued on next page
GAAP (loss) earnings per share – Diluted
Non-GAAP earnings per share – Diluted

In thousands In thousands
Three Months Ended Three Months Ended
December 28, 2013 December 28, 2013 December 29, 2012 December 29, 2012
OPERATING EXPENSES
GAAP operating expenses $244,311 $218,444
Adjustments:
Amortization of intangible assets (26,216) (28,526)
Contingent consideration - (39,526)
Acquisition and integration-related costs (2,291) (4,380)
Restructuring and divestiture charges (18,350) (3,933)
Gain on sale of intellectual property, net - 53,884
Fair value adjustment to depreciation expense (1,339) (892)
Other - 3,200
Non-GAAP operating expenses $196,115 $196,115 $198,271 $198,271
INTEREST EXPENSE
GAAP interest expense $61,290 $72,081
Adjustment:
Non-cash interest expense relating to convertible notes (11,546) (15,644)
Non-GAAP interest expense $49,744 $49,744 $56,437 $56,437
PRE-TAX INCOME
GAAP pre-tax loss $(1,419) $(7,353)
Adjustments to pre-tax loss as detailed above 141,512 157,193
Debt extinguishment loss 2,940 -
Other 705 (167)
Non-GAAP pre-tax income $143,738 $143,738 $149,673 $149,673
NET INCOME
GAAP net (loss) income $(5,351) $3,118
Adjustments to GAAP net (loss) income as detailed above 145,157 157,026
Income tax effect of reconciling items (45,658) (58,366)
Non-GAAP net income $94,148 $94,148 $101,778 $101,778
EBITDA
Non-GAAP net income $94,148 $101,778
Interest expense, net, not adjusted above 49,388 56,177
Provision for income taxes 49,590 47,895
Depreciation expense, not adjusted above 20,408 21,653
Adjusted EBITDA $213,534 $213,534 $227,503 $227,503
Reconciliation of GAAP to Non-GAAP (unaudited)
Continued on next page

In thousands In thousands
Three Months Ended Three Months Ended
December 28, 2013 December 28, 2013
ADJUSTED NET CASH PROVIDED BY OPERATING ACTIVITIES
Net cash provided by operating activities (GAAP) $149,266
Contingent consideration paid for acquisitions (GAAP, within operating activities) 31,202
Adjusted net cash provided by operating activities (OCF)
1
$180,468 $180,468
Operating Cash Flow (unaudited)

(1)
Operating cash flow represents operating cash flow within operating activities, but before Investing/Financing Activities (which include capital expenditures).

Use of Non-GAAP Financial Measures

Hologic has presented a number of non-GAAP financial measures that it uses to monitor its business and present to investors as set forth and reconciled in the preceding pages. Hologic defines its non-GAAP revenues to primarily include contingent revenue earned under the blood screening collaboration post-acquisition which was eliminated under purchase accounting. Hologic defines adjusted EBITDA as its non-GAAP net income plus net interest expense, income taxes, and depreciation and amortization expense included in its non-GAAP net income. Hologic defines its non-GAAP net income and EPS to exclude: (i) the amortization of intangible assets; (ii) acquisition-related charges and effects, such as charges for contingent consideration, transaction costs, integration costs including retention, and credits and/or charges associated with the write-up of acquired inventory and fixed assets to fair value, and the effect of a reduction in revenue primarily related to contingent revenue under the blood screening collaboration, described above; (iii) non-cash interest expense related to amortization of the debt discount for convertible debt securities; (iv)
restructuring and divestiture charges; (v) non-cash debt extinguishment losses and related transaction costs; (vi) litigation settlement charges
(benefits); (vii) other-than-temporary impairment losses on investments; (viii) other one-time, nonrecurring, unusual or infrequent charges, expenses or gains that may not be indicative of Hologic’s core business results; and (ix) income taxes related to such adjustments.
Hologic believes the use of non-GAAP revenues is useful to investors as it eliminates certain effects of purchase accounting on its recognition of revenue. Hologic believes the use of non-GAAP net income is useful to investors by eliminating certain of the more significant effects of its acquisitions and related activities, non-cash charges resulting from the application of GAAP to convertible debt instruments with cash settlement features, charges related to debt extinguishment losses, investment impairments, litigation settlements, and restructuring and divestiture initiatives.
These non-GAAP measures also reflect how Hologic manages its businesses internally. In addition to the adjustments set forth in the calculation of
Hologic’s non-GAAP net income and EPS, its adjusted EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. As with the items eliminated in its calculation of non-GAAP net income, these items may vary for different companies for reasons unrelated to the overall operating performance of Hologic’s business. When analyzing Hologic’s operating performance, investors should not consider these non-GAAP financial measures as a substitute for net income prepared in accordance with GAAP.
Hologic’s adjusted cash flow from operations represents Hologic’s cash flow from operations increased by contingent consideration paid for acquisitions that were included as a GAAP operating expense. Hologic believes that this adjustment is useful to investors as it eliminates one of the more significant effects of its acquisitions and related activities to its cash flow from operations, similar to its adjustments for other non-GAAP financial measures described above.